Item 77H - 	Deutsche Global Equity VIP,
Deutsche High Income VIP,
Deutsche Government Money
Market VIP (formerly Deutsche
Money Market VIP), Deutsche
Large Cap Value VIP, and
Deutsche Small Mid Cap Growth
VIP (each a series of Deutsche
Variable Series II (the
"Registrant"))
Change in Control of Registrant

Below are the persons presumed to control one of
Registrant's series because such person had owned
more than 25% of the series based on the records of
the series as of April 2, 2015 and April 6, 2016.
As of April 2, 2015:
Series
Name of Person
Ownership
as % of
Series
Deutsche
Global
Equity VIP
ZALICO
DESTINATIONS
FARMERS SVSII
ATTN INVESTMENT
ACCOUNTING LL-
2W
GREENVILLE SC
29602-9097
49.51%
Deutsche
Global
Equity VIP
ZURICH AMERICAN
LIFE INS CO.
ATTN PRODUCT
VALUATION
SECURITY BENEFIT
TOPEKA KS 66636-
1000
27.12%
Deutsche
High
Income VIP
ZALICO
DESTINATIONS
FARMERS SVSII
ATTN INVESTMENT
ACCOUNTING LL-
2W
GREENVILLE SC
29602-9097
31.09%
Deutsche
High
Income VIP
ZURICH AMERICAN
LIFE INS CO.
ATTN PRODUCT
VALUATION
SECURITY BENEFIT
TOPEKA KS 66636-
1000
29.56%
Deutsche
High
Income VIP
ALLMERICA LIFE
SVSII
ATTN PRODUCT
VALUATION
TOPEKA KS 66636-
1000
28.32%
Deutsche
Large Cap
Value VIP
ZALICO
DESTINATIONS
FARMERS SVSII
ATTN INVESTMENT
ACCOUNTING LL-
2W
GREENVILLE SC
29602-9097
54.96%
Deutsche
Money
Market VIP
ZALICO
DESTINATIONS
FARMERS SVSII
ATTN INVESTMENT
ACCOUNTING LL-
2W
GREENVILLE SC
29602-9097
30.04%
Deutsche
Small Mid
Cap Growth
VIP
ZALICO
DESTINATIONS
FARMERS SVSII
ATTN INVESTMENT
ACCOUNTING LL-
2W
GREENVILLE SC
29602-9097
56.91%


As of April 6, 2016:

Series
Name of Person
Ownership
as % of
Series
Deutsche
Global
Equity VIP
ZALICO
DESTINATIONS
FARMERS SVSII
ATTN INVESTMENT
ACCOUNTING LL-
2W
GREENVILLE SC
29602-9097
38.68%
Deutsche
Global
Equity VIP
ZURICH AMERICAN
LIFE INS CO.
ATTN PRODUCT
VALUATION
SECURITIY
BENEFIT
TOPEKA KS 66636-
1000
33.65%
Deutsche
Global
Equity VIP
ALLMERICA LIFE
SVSII
ATTN PRODUCT
VALUATION
TOPEKA KS 66636-
1000
27.14%
Deutsche
High
Income VIP
ZURICH AMERICAN
LIFE INS CO.
ATTN PRODUCT
VALUATION
SECURITIY
BENEFIT
TOPEKA KS 66636-
1000
33.89%
Deutsche
High
Income VIP
ALLMERICA LIFE
SVSII
ATTN PRODUCT
VALUATION
TOPEKA KS 66636-
1000
31.12%
Deutsche
Large Cap
Value VIP
ZALICO
DESTINATIONS
FARMERS SVSII
ATTN INVESTMENT
ACCOUNTING LL-
2W
GREENVILLE SC
29602-9097
43.03%
Deutsche
Large Cap
Value VIP
ALLMERICA LIFE
SVSII
ATTN PRODUCT
VALUATION
TOPEKA KS 66636-
1000
29.17%
Deutsche
Small Mid
Cap Growth
VIP
ZALICO
DESTINATIONS
FARMERS SVSII
ATTN INVESTMENT
ACCOUNTING LL-
2W
GREENVILLE SC
29602-9097
44.78%
Deutsche
Small Mid
Cap Growth
VIP
ALLMERICA LIFE
SVSII
ATTN PRODUCT
VALUATION
TOPEKA KS 66636-
1000
26.31%

No investor beneficially owned 25% or more of Deutsche Government Money Market VIP shares as of April 6, 2016.